Exhibit 99.1

For Immediate Release Synchrony Financial (NYSE: SYF) April 19, 2023
FIRST QUARTER 2023 RESULTS AND KEY METRICS

2.3% Return on Assets	12.5% CET1 Ratio	$500M Capital Returned	CEO COMMENTARY
“Once again, the power of Synchrony’s differentiated business model, matched with the continued strength of the customers we serve, delivered strong, consistent growth across our diversified set of partners and products,” said Brian Doubles, Synchrony’s President and Chief Executive Officer.

“We drove record first quarter purchase volume, executed on our strategy by winning partners and diversifying our products, and demonstrated the resilience of our funding model as we grew deposit accounts and balances in our bank.

“Over decades, and through economic cycles and waves of technological innovation, Synchrony has prioritized strategies that deliver sustainable, long-term growth at attractive risk-adjusted returns. Our track record of execution reflects a differentiated approach to serving our customers and our partners, and that execution has fueled consistent results for our stakeholders.”

$91.1B Loan Receivables

Net Earnings of $601 Million or $1.35 per Diluted Share

Delivered Record First Quarter Purchase Volume and Strong Receivables Growth

Returned $500 Million of Capital to Shareholders, including $400 Million of Share Repurchases

STAMFORD, Conn. – Synchrony Financial (NYSE: SYF) today announced first quarter 2023 net earnings of $601 million, or $1.35 per diluted share, compared to $932 million, or $1.77 per diluted share in the first quarter 2022.

KEY OPERATING & FINANCIAL METRICS*
PERFORMANCE REFLECTS DIFFERENTIATED BUSINESS MODEL AND CONTINUED STRENGTH OF THE CONSUMER
•Purchase volume increased 3% to $41.6 billion, or 11% on a Core basis**
•Loan receivables were $91.1 billion and increased 15%, or 16% on a Core basis
•Average active accounts decreased 1% to 69.5 million, and increased 8% on a Core basis
•New accounts decreased 7% to $5.2 million, and decreased 1% on a Core basis
•Net interest margin decreased 58 basis points to 15.22%
•Efficiency ratio decreased 220 basis points to 35.0%
•Return on assets decreased 170 basis points to 2.3%
•Return on equity decreased 9.3% to 18.2%; return on tangible common equity*** decreased 11.7% to 23.2%

CFO COMMENTARY	BUSINESS AND FINANCIAL RESULTS FOR THE FIRST QUARTER OF 2023*
“Synchrony’s first quarter performance was highlighted by broad based purchase volume and receivables growth, as well as credit normalization that is tracking in line with our expectations. In addition, our financial results demonstrated both the power of our RSA — which continued to provide some offset to the impact of higher net charge-offs — and the strength of our balance sheet,” said Brian Wenzel, Synchrony’s Executive Vice President and Chief Financial Officer.

“Synchrony’s funding model is anchored on a loyal retail deposit base, the vast majority of which is insured and diversified by geography. During a period of heightened uncertainty in the banking industry, Synchrony served as a stable foundation for both our existing and new customers. And while we see no effects of recent industry events on Synchrony’s delinquency metrics, our reserves now include consideration of the potential effects of credit contraction across the industry on consumers and the economy.

“Looking forward, while the macroeconomic environment remains uncertain, we remain confident in our business performance and financial outlook for the remainder of this year.”

BUSINESS HIGHLIGHTS
CONTINUED TO EXPAND PORTFOLIO, ENHANCE PRODUCTS AND EXTEND REACH
•Added or renewed more than 15 programs, including Havertys and LoveSac
•Extended our partnerships with the two largest dental associations, the American Dental Association and the Academy of General Dentistry
•Launched the Synchrony Outdoors Card, enabling easy and affordable financing solutions to powersports enthusiasts

FINANCIAL HIGHLIGHTS
EARNINGS DRIVEN BY CORE BUSINESS DRIVERS
•Interest and fees on loans increased 15% to $4.6 billion, driven primarily by growth in average loan receivables, partially offset by impacts of portfolios sold during Q2’22.
•Net interest income increased $262 million, or 7%, to $4.1 billion, driven by higher interest and fees on loans, partially offset by higher benchmark rates and higher funding liabilities.
•Retailer share arrangements decreased $187 million, or 17%, to $917 million, reflecting the impact of portfolios sold during Q2’22 and higher net charge-offs, partially offset by higher net interest income.
•Provision for credit losses increased $769 million to $1.3 billion, driven by higher net charge-offs and also a reserve build in Q1’23 mainly driven by higher loan receivables and the potential effects of industry credit contraction on the economy, compared to a reserve release in prior year.
•Other income decreased $43 million, or 40%, to $65 million, driven primarily by higher loyalty costs as well as lower investment gains/losses, partially offset by higher debt cancellation income.
•Other expense increased $80 million, or 8%, to $1.1 billion, driven by higher employee costs, operational losses and technology investments.
•Net earnings decreased to $601 million, compared to $932 million.

CREDIT QUALITY
CREDIT CONTINUES TO NORMALIZE IN LINE WITH EXPECTATIONS
•Loans 30+ days past due as a percentage of total period-end loan receivables were 3.81% compared to 2.78% in the prior year, an increase of 103 basis points.
•Net charge-offs as a percentage of total average loan receivables were 4.49% compared to 2.73% in the prior year, an increase of 176 basis points, but remain well below our underwriting target of 5.5%-6.0%.
•The allowance for credit losses as a percentage of total period-end loan receivables was 10.44%, which included a $294 million reduction related to the elimination of a separate allowance for Troubled Debt Restructurings (TDRs), compared to 10.30% in the fourth quarter 2022.

SALES PLATFORM HIGHLIGHTS
DIVERSITY ACROSS OUR PLATFORMS CONTINUES TO PROVIDE RESILIENCE
•Home & Auto purchase volume increased 6%, driven primarily by strong commercial spend and higher transaction values in Furniture and Home Specialty. Period-end loan receivables increased 12%, reflecting higher purchase volume and lower payment rates. Interest and fees on loans were up by 13%, primarily driven by the growth in loan receivables. Average active accounts increased 6%.
•Digital purchase volume increased 10%, reflecting growth in average active accounts and strong customer engagement. Period-end loan receivables increased 18%, reflecting lower payment rates and continued purchase volume growth. Interest and fees on loans increased 33%, reflecting the growth in loan receivables and higher benchmark rates. Average active accounts increased 8%.
•Diversified & Value purchase volume increased 16%, driven by higher out-of-partner spend, strong retailer performance and penetration growth. Period-end loan receivables increased 17%, reflecting purchase volume growth and lower payment rates. Interest and fees on loans increased 30%, driven by the growth in loan receivables and higher benchmark rates. Average active accounts increased 8%.
•Health & Wellness purchase volume increased 19%, reflecting broad-based growth in active accounts and higher spend per active account. Period-end loan receivables increased 21%, driven by continued higher promotional purchase volume and lower payment rates. Interest and fees on loans increased 19%, reflecting the growth in loan receivables and higher revolve rate. Average active accounts increased 14%.
•Lifestyle purchase volume increased 9%, reflecting stronger transaction values in Outdoor and Luxury. Period-end loan receivables increased 11%, driven by purchase volume growth and lower payment rates. Interest and fees on loans increased 17%, driven primarily by the growth in loan receivables and higher benchmark rates. Average active accounts increased 1%.

BALANCE SHEET, LIQUIDITY & CAPITAL
FUNDING, CAPITAL & LIQUIDITY REMAIN ROBUST
•Loan receivables of $91.1 billion increased 15%; purchase volume increased 3% and average active accounts decreased 1%.
•Deposits increased $10.8 billion, or 17%, to $74.4 billion and comprised 83% of funding.
•Total liquidity, consisting of liquid assets and undrawn credit facilities, was $21.7 billion, or 20.2% of total assets.
•The company returned $500 million in capital to shareholders, including $400 million of share repurchases and $100 million of common stock dividends.
•As of March 31, 2023, the Company had a total remaining share repurchase authorization of $300 million.
•The estimated Common Equity Tier 1 ratio was 12.5% compared to 15.0%, and the estimated Tier 1 Capital ratio was 13.3% compared to 15.9%.

*All comparisons are for the first quarter of 2023 compared to the first quarter of 2022, unless otherwise noted.
         ** Financial measures shown on a Core basis are non-GAAP measures and exclude from both the prior and current years amounts related to portfolios sold in the second quarter of 2022. See non-GAAP reconciliation in the financial tables.
         *** Tangible common equity is a non-GAAP financial measure. See non-GAAP reconciliation in the financial tables.

CORRESPONDING FINANCIAL TABLES AND INFORMATION
No representation is made that the information in this news release is complete. Investors are encouraged to review the foregoing summary and discussion of Synchrony Financial's earnings and financial condition in conjunction with the detailed financial tables and information that follow and the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022, as filed February 9, 2023, and the Company’s forthcoming Quarterly Report on Form 10-Q for the quarter ended March 31, 2023. The detailed financial tables and other information are also available on the Investor Relations page of the Company’s website at www.investors.synchronyfinancial.com. This information is also furnished in a Current Report on Form 8-K filed with the SEC today.

CONFERENCE CALL AND WEBCAST
On Wednesday, April 19, 2023, at 8:00 a.m. Eastern Time, Brian Doubles, President and Chief Executive Officer, and Brian Wenzel Sr., Executive Vice President and Chief Financial Officer, will host a conference call to review the financial results and outlook for certain business drivers. The conference call can be accessed via an audio webcast through the Investor Relations page on the Synchrony Financial corporate website, www.investors.synchronyfinancial.com, under Events and Presentations. A replay will also be available on the website.

ABOUT SYNCHRONY FINANCIAL
Synchrony (NYSE: SYF) is a premier consumer financial services company delivering one of the industry’s most complete digitally-enabled product suites. Our experience, expertise and scale encompass a broad spectrum of industries including digital, health and wellness, retail, telecommunications, home, auto, outdoor, pet and more. We have an established and diverse group of national and regional retailers, local merchants, manufacturers, buying groups, industry associations and healthcare service providers, which we refer to as our “partners.” We connect our partners and consumers through our dynamic financial ecosystem and provide them with a diverse set of financing solutions and innovative digital capabilities to address their specific needs and deliver seamless, omnichannel experiences. We offer the right financing products to the right customers in their channel of choice.

For more information, visit www.synchrony.com and Twitter: @Synchrony.

Investor Relations	Media Relations
Kathryn Miller	Lisa Lanspery
(203) 585-6291	(203) 585-6143

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS
This news release contains certain forward-looking statements as defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which are subject to the "safe harbor" created by those sections. Forward-looking statements may be identified by words such as "expects," "intends," "anticipates," "plans," "believes," "seeks," "targets," "outlook," "estimates," "will," "should," "may" or words of similar meaning, but these words are not the exclusive means of identifying forward-looking statements. Forward-looking statements are based on management's current expectations and assumptions, and are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict. As a result, actual results could differ materially from those indicated in these forward-looking statements. Factors that could cause actual results to differ materially include global political, economic, business, competitive, market, regulatory and other factors and risks, such as: the impact of macroeconomic conditions and whether industry trends we have identified develop as anticipated, including the future impacts of the novel coronavirus disease (“COVID-19”) outbreak and measures taken in response thereto for which future developments are highly uncertain and difficult to predict; retaining existing partners and attracting new partners, concentration of our revenue in a small number of partners, and promotion and support of our products by our partners; cyber-attacks or other security breaches; disruptions in the operations of our and our outsourced partners' computer systems and data centers; the financial performance of our partners; the sufficiency of our allowance for credit losses and the accuracy of the assumptions or estimates used in preparing our financial statements, including those related to the CECL accounting guidance; higher borrowing costs and adverse financial market conditions impacting our funding and liquidity, and any reduction in our credit ratings; our ability to grow our deposits in the future; damage to our reputation; our ability to securitize our loan receivables, occurrence of an early amortization of our securitization facilities, loss of the right to service or subservice our securitized loan receivables, and lower payment rates on our securitized loan receivables; changes in market interest rates and the impact of any margin compression; effectiveness of our risk management processes and procedures, reliance on models which may be inaccurate or misinterpreted, our ability to manage our credit risk; our ability to offset increases in our costs in retailer share arrangements; competition in the consumer finance industry; our concentration in the U.S. consumer credit market; our ability to successfully develop and commercialize new or enhanced products and services; our ability to realize the value of acquisitions and strategic investments; reductions in interchange fees; fraudulent activity; failure of third parties to provide various services that are important to our operations; international risks and compliance and regulatory risks and costs associated with international operations; alleged infringement of intellectual property rights of others and our ability to protect our intellectual property; litigation and regulatory actions; our ability to attract, retain and motivate key officers and employees; tax legislation initiatives or challenges to our tax positions and/or interpretations, and state sales tax rules and regulations; regulation, supervision, examination and enforcement of our business by governmental authorities, the impact of the Dodd-Frank Wall Street Reform and Consumer Protection Act and other legislative and regulatory developments and the impact of the Consumer Financial Protection Bureau’s regulation of our business; impact of capital adequacy rules and liquidity requirements; restrictions that limit our ability to pay dividends and repurchase our common stock, and restrictions that limit the Synchrony Bank’s ability to pay dividends to us; regulations relating to privacy, information security and data protection; use of third-party vendors and ongoing third-party business relationships; and failure to comply with anti-money laundering and anti-terrorism financing laws.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS
For the reasons described above, we caution you against relying on any forward-looking statements, which should also be read in conjunction with the other cautionary statements that are included elsewhere in this news release and in our public filings, including under the heading "Risk Factors" in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2022, as filed on February 9, 2023. You should not consider any list of such factors to be an exhaustive statement of all the risks, uncertainties, or potentially inaccurate assumptions that could cause our current expectations or beliefs to change. Further, any forward-looking statement speaks only as of the date on which it is made, and we undertake no obligation to update or revise any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events, except as otherwise may be required by law.

NON-GAAP MEASURES
The information provided herein includes measures we refer to as “Core,” "tangible common equity," and certain “CECL fully phased-in" capital measures, which are not prepared in accordance with U.S. generally accepted accounting principles ("GAAP"). For a reconciliation of these non-GAAP measures to the most directly comparable GAAP measures, please see the detailed financial tables and information that follow. For a statement regarding the usefulness of these measures to investors, please see the Company's Current Report on Form 8-K filed with the SEC today.